1933 Act File No. 333-84624

1940 Act File No. 811-21046

VAN ECK FUNDS, INC.

Supplement dated June 18, 2007 (“Supplement”)

to the Prospectus and Statement of Additional Information

dated May 1, 2007

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information for Van Eck Funds, Inc. (the “Company”) regarding the Mid Cap Value Fund (the “Fund”), a series of the Company. You may obtain copies of the Fund’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Board of Directors of the Company has approved a proposal to liquidate the Fund, subject to approval by the shareholders of the Fund. A meeting of the shareholders of the Fund is expected to be held in early December 2007 to approve the liquidation of the Fund. If approved, the liquidation of the Fund is expected to take place on or around December 13, 2007.

Effective on June 22, 2007, the Fund will be closed to new investments from new and existing shareholders. Existing shareholders may continue to automatically reinvest dividends and capital gains.

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